INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2023 RESULTS

— — —

GAAP DILUTED EPS OF $1.42, ADJUSTED1 EPS OF $1.35
GAAP NET REVENUES OF $1,056 MILLION, ADJUSTED NET REVENUES OF $1,015 MILLION

GREENWICH, CONN, April 18, 2023 — Interactive Brokers Group, Inc. (Nasdaq: IBKR), an automated global electronic broker, announced results for the quarter ended March 31, 2023.

Reported diluted earnings per share were $1.42 for the current quarter and $1.35 as adjusted. For the year-ago quarter, reported diluted earnings per share were $0.74 and $0.82 as adjusted.

Reported net revenues were $1,056 million for the current quarter and $1,015 million as adjusted. For the year-ago quarter, reported net revenues were $645 million and $692 million as adjusted.

Reported income before income taxes was $761 million for the current quarter and $720 million as adjusted. For the year-ago quarter, reported income before income taxes was $394 million and $441 million as adjusted.

Financial Highlights
(All comparisons are to the year-ago quarter.)

•	Commission revenue increased 2% to $357 million on record contract volumes in futures and larger average trade sizes in options and futures, tempered by lower customer stock trading volume.

•	Net interest income increased 126% to $637 million on higher benchmark interest rates and customer credit balances.

~~•~~
Other income increased $58 million to a gain of $19 million. This increase was mainly comprised of $39 million related to our U.S. government securities portfolio, all of which matures within three months, and $19 million related to our currency diversification strategy.

•	Reported pretax profit margin was 72% for the current quarter and 71% as adjusted. For the year-ago quarter, reported pretax margin was 61% and 64% as adjusted.

•	Total equity of $12.2 billion.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share. This dividend is payable on June 14, 2023, to shareholders of record as of June 1, 2023.

1 See the reconciliation of non-GAAP financial measures starting on page 9.

Business Highlights
(All comparisons are to the year-ago quarter.)

•	Customer accounts increased 21% to 2.20 million.
•	Customer equity decreased 4% to $343.1 billion.
•	Total DARTs[2] decreased 19% to 2.05 million.
•	Cleared DARTs decreased 17% to 1.85 million.
•	Customer credits increased 4% to $96.6 billion.
•	Customer margin loans decreased 18% to $39.4 billion.

Effects of Foreign Currency Diversification

In connection with our currency diversification strategy, we base our net worth in GLOBALs, a basket of 10 major currencies in which we hold our equity. In this quarter, our currency diversification strategy increased our comprehensive earnings by $20 million, as the U.S. dollar value of the GLOBAL increased by approximately 0.17%. The effects of the currency diversification strategy are reported as components of (1) Other Income (gain of $1 million) and (2) Other Comprehensive Income (gain of $19 million).

Conference Call Information:

Interactive Brokers Group, Inc. will hold a conference call with investors today, April 18, 2023, at 4:30 p.m. ET to discuss its quarterly results. Members of the public who would like to listen to the conference call should register at https://register.vevent.com/register/BIc01d49ab32cf4e9899e9034f6068f3f2 to obtain the dial-in details. The number should be dialed approximately ten minutes prior to the start of the conference call. The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:

Interactive Brokers Group affiliates provide automated trade execution and custody of securities, commodities and foreign exchange around the clock on over 150 markets in numerous countries and currencies, from a single unified platform to clients worldwide. We service individual investors, hedge funds, proprietary trading groups, financial advisors and introducing brokers. Our four decades of focus on technology and automation has enabled us to equip our clients with a uniquely sophisticated platform to manage their investment portfolios. We strive to provide our clients with advantageous execution prices and trading, risk and portfolio management tools, research facilities and investment products, all at low or no cost, positioning them to achieve superior returns on investments. For the fifth consecutive year, Barron’s ranked Interactive Brokers #1 with 5 out of 5 stars in its March 25, 2022, Best Online Brokers Review.

Cautionary Note Regarding Forward-Looking Statements:

The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Investors: Nancy Stuebe, investor-relations@ibkr.com or Media: Rob Garfield, media@ibkr.com.

2 Daily average revenue trades (DARTs) are based on customer orders.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2023	2022
	(in millions, except share and per share data)

Revenues:
Commissions	$357	$349
Other fees and services	43	53
Other income (loss)	19	(39)
Total non-interest income	419	363

Interest income	1,347	332
Interest expense	(710)	(50)
Total net interest income	637	282
Total net revenues	1,056	645

Non-interest expenses:
Execution, clearing and distribution fees	95	71
Employee compensation and benefits	128	111
Occupancy, depreciation and amortization	24	22
Communications	9	8
General and administrative	36	38
Customer bad debt	3	1
Total non-interest expenses	295	251

Income before income taxes	761	394
Income tax expense	61	28
Net income	700	366
Net income attributable to noncontrolling interests	552	293
Net income available for common stockholders	$148	$73

Earnings per share:
Basic	$1.44	$0.74
Diluted	$1.42	$0.74

Weighted average common shares outstanding:
Basic	102,958,660	98,226,147
Diluted	104,042,571	99,224,776

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2023	2022
	(in millions, except share and per share data)

Comprehensive income:
Net income available for common stockholders	$148	$73
Other comprehensive income:
Cumulative translation adjustment, before income taxes	5	(10)
Income taxes related to items of other comprehensive income	-	-
Other comprehensive income (loss), net of tax	5	(10)
Comprehensive income available for common stockholders	$153	$63

Comprehensive earnings per share:
Basic	$1.48	$0.65
Diluted	$1.47	$0.64

Weighted average common shares outstanding:
Basic	102,958,660	98,226,147
Diluted	104,042,571	99,224,776

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$552	$293
Other comprehensive income - cumulative translation adjustment	14	(31)
Comprehensive income attributable to noncontrolling interests	$566	$262

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(UNAUDITED)

			March 31, 2023	December 31, 2022
			(in millions)

Assets
Cash and cash equivalents			$3,214	$3,436
Cash - segregated for regulatory purposes			24,354	25,167
Securities - segregated for regulatory purposes			36,987	31,781
Securities borrowed			5,306	4,749
Securities purchased under agreements to resell			6,699	6,029
Financial instruments owned, at fair value			383	485
Receivables from customers, net of allowance for credit losses			39,491	38,760
Receivables from brokers, dealers and clearing organizations			1,666	3,469
Other assets			1,369	1,267
Total assets			$119,469	$115,143

Liabilities and equity

Liabilities
Short-term borrowings			$10	$18
Securities loaned			10,719	8,940
Financial instruments sold but not yet purchased, at fair value			190	146
Other payables:
Customers			94,897	93,195
Brokers, dealers and clearing organizations			369	291
Other payables			1,051	938
			96,317	94,424
Total liabilities			107,236	103,528

Equity
Stockholders' equity			3,001	2,848
Noncontrolling interests			9,232	8,767
Total equity			12,233	11,615
Total liabilities and equity			$119,469	$115,143

	March 31, 2023		December 31, 2022
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

IBG, Inc.	102,999,265	24.5%	102,927,703	24.5%
Noncontrolling interests (IBG Holdings LLC)	316,609,102	75.5%	316,609,102	75.5%
Total IBG LLC membership interests	419,608,367	100.0%	419,536,805	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA
TRADE VOLUMES:
(in 000's, except %)
	Cleared		Non-Cleared						Avg. Trades
	Customer	%	Customer	%	Principal	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2020	620,405		56,834		27,039		704,278		2,795
2021	871,319	40%	78,276	38%	32,621	21%	982,216	39%	3,905
2022	735,619	(16%)	70,049	(11%)	32,863	1%	838,531	(15%)	3,347

1Q2022	212,818		20,671		9,225		242,714		3,915
1Q2023	180,261	(15%)	15,369	(26%)	8,187	(11%)	203,817	(16%)	3,287

4Q2022	165,769		14,923		7,358		188,050		3,009
1Q2023	180,261	9%	15,369	3%	8,187	11%	203,817	8%	3,287

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2020	624,035		167,078		338,513,068
2021	887,849	42%	154,866	(7%)	771,273,709	128%
2022	908,415	2%	207,138	34%	330,035,586	(57%)

1Q2022	245,343		53,570		97,406,991
1Q2023	247,508	1%	55,197	3%	75,522,066	(22%)

4Q2022	229,441		51,519		75,713,964
1Q2023	247,508	8%	55,197	7%	75,522,066	(0%)

ALL CUSTOMERS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2020	584,195		164,555		331,263,604
2021	852,169	46%	152,787	(7%)	766,211,726	131%
2022	873,914	3%	203,933	33%	325,368,714	(58%)

1Q2022	234,790		52,728		95,990,985
1Q2023	239,038	2%	54,577	4%	74,562,384	(22%)

4Q2022	221,855		50,773		74,353,901
1Q2023	239,038	8%	54,577	7%	74,562,384	0%

CLEARED CUSTOMERS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2020	518,965		163,101		320,376,365
2021	773,284	49%	151,715	(7%)	752,720,070	135%
2022	781,373	1%	202,145	33%	314,462,672	(58%)

1Q2022	212,628		52,264		92,860,481
1Q2023	209,605	(1%)	53,957	3%	72,041,499	(22%)

4Q2022	194,962		50,326		71,924,864
1Q2023	209,605	8%	53,957	7%	72,041,499	0%

[1]	Includes options on futures.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

PRINCIPAL TRANSACTIONS
	Options	%	Futures[1]	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2020	39,840		2,523		7,249,464
2021	35,680	(10%)	2,079	(18%)	5,061,983	(30%)
2022	34,501	(3%)	3,205	54%	4,666,872	(8%)

1Q2022	10,553		842		1,416,006
1Q2023	8,470	(20%)	620	(26%)	959,682	(32%)

4Q2022	7,586		746		1,360,063
1Q2023	8,470	12%	620	(17%)	959,682	(29%)

[1]	Includes options on futures.

CUSTOMER STATISTICS
Year over Year	1Q2023	1Q2022	% Change
Total Accounts (in thousands)	2,195	1,809	21%
Customer Equity (in billions)[1]	$343.1	$355.9	(4%)

Cleared DARTs (in thousands)	1,845	2,234	(17%)
Total Customer DARTs (in thousands)	2,054	2,522	(19%)

Cleared Customers
Commission per Cleared Commissionable Order[2]	$3.16	$2.57	23%
Cleared Avg. DARTs per Account (Annualized)	214	321	(33%)

Consecutive Quarters	1Q2023	4Q2022	% Change
Total Accounts (in thousands)	2,195	2,091	5%
Customer Equity (in billions)[1]	$343.1	$306.7	12%

Cleared DARTs (in thousands)	1,845	1,689	9%
Total Customer DARTs (in thousands)	2,054	1,889	9%

Cleared Customers
Commission per Cleared Commissionable Order[2]	$3.16	$3.15	0%
Cleared Avg. DARTs per Account (Annualized)	214	206	4%

[1]	Excludes non-customers.

[2]	Commissionable Order - a customer order that generates commissions.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
NET INTEREST MARGIN
(UNAUDITED)

	Three Months
	Ended March 31,
	2023	2022
	(in millions)
Average interest-earning assets
Segregated cash and securities	$59,679	$43,287
Customer margin loans	39,303	47,141
Securities borrowed	4,868	3,467
Other interest-earning assets	9,777	8,211
FDIC sweeps[1]	2,428	2,219
	$116,055	$104,325

Average interest-bearing liabilities
Customer credit balances	$95,802	$84,394
Securities loaned	8,571	11,089
Other interest-bearing liabilities	1	12
	$104,374	$95,495

Net interest income
Segregated cash and securities, net	$603	$7
Customer margin loans[2]	477	149
Securities borrowed and loaned, net	88	110
Customer credit balances, net[2]	(653)	9
Other net interest income1/3	125	8
Net interest income[3]	$640	$283

Net interest margin ("NIM")	2.24%	1.10%

Annualized yields
Segregated cash and securities	4.10%	0.07%
Customer margin loans	4.92%	1.28%
Customer credit balances	2.76%	-0.04%

[1]	Represents the average amount of customer cash swept into FDIC-insured banks as part of our Insured Bank Deposit Sweep Program. This item is not recorded in the Company's consolidated statements of financial condition. Income derived from program deposits is reported in other net interest income in the table above.

[2]
Interest income and interest expense on customer margin loans and customer credit balances, respectively, are calculated on daily cash balances within each customer’s account on a net basis, which may result in an offset of balances across multiple account segments (e.g., between securities and commodities segments).

[3]
Includes income from financial instruments that has the same characteristics as interest, but is reported in other fees and services and other income in the Company’s consolidated statements of comprehensive income. For the three months ended March 31, 2023 and 2022, $3 million and $1 million were reported in other fees and services, respectively. For the three months ended March 31, 2023 and 2022, $0 million and $0 million were reported in other income, respectively.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

	Three Months
	Ended March 31,
	2023	2022
	(in millions)

Adjusted net revenues[1]
Net revenues - GAAP	$1,056	$645

Non-GAAP adjustments
Currency diversification strategy, net	(1)	18
Mark-to-market on investments[2]	(40)	29
Total non-GAAP adjustments	(41)	47
Adjusted net revenues	$1,015	$692

Adjusted income before income taxes[1]
Income before income taxes - GAAP	$761	$394

Non-GAAP adjustments
Currency diversification strategy, net	(1)	18
Mark-to-market on investments[2]	(40)	29
Total non-GAAP adjustments	(41)	47
Adjusted income before income taxes	$720	$441

Adjusted pre-tax profit margin	71%	64%

	Three Months
	Ended March 31,
	2023	2022
	(in millions)
Adjusted net income available for common stockholders[1]
Net income available for common stockholders - GAAP	$148	$73

Non-GAAP adjustments
Currency diversification strategy, net	-	4
Mark-to-market on investments[2]	(10)	7
Income tax effect of above adjustments[3]	2	(2)
Total non-GAAP adjustments	(8)	9
Adjusted net income available for common stockholders	$140	$82

Note: Amounts may not add due to rounding.

	Three Months
	Ended March 31,
	2023	2022
	(in dollars)
Adjusted diluted EPS[1]
Diluted EPS - GAAP	$1.42	$0.74

Non-GAAP adjustments
Currency diversification strategy, net	(0.00)	0.04
Mark-to-market on investments[2]	(0.09)	0.07
Income tax effect of above adjustments[3]	0.02	(0.02)
Total non-GAAP adjustments	(0.07)	0.09
Adjusted diluted EPS	$1.35	$0.82

Diluted weighted average common shares outstanding	104,042,571	99,224,776

Note: Amounts may not add due to rounding.

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.
1 Adjusted net revenues, adjusted income before income taxes, adjusted net income available for common stockholders and adjusted diluted earnings per share (“EPS”) are non-GAAP financial measures.
•	We define adjusted net revenues as net revenues adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments[2].
•
We define adjusted income before income taxes as income before income taxes adjusted to remove the effect of our currency diversification strategy and our net mark-to-market gains (losses) on investments.

•
We define adjusted net income available to common stockholders as net income available for common stockholders adjusted to remove the after-tax effects attributable to IBG, Inc. of our currency diversification strategy and our mark-to-market gains (losses) on investments.

•	We define adjusted diluted EPS as adjusted net income available for common stockholders divided by the diluted weighted average number of shares outstanding for the period.
Management believes these non-GAAP items are important measures of our financial performance because they exclude certain items that may not be indicative of our core operating results and business outlook and may be useful to investors and analysts in evaluating the operating performance of the business and facilitating a meaningful comparison of our results in the current period to those in prior and future periods. Our currency diversification strategy and our mark-to-market on investments are excluded because management does not believe they are indicative of our underlying core business performance. Adjusted net revenues, adjusted income before income taxes, adjusted net income available to common stockholders and adjusted diluted EPS should be considered in addition to, rather than as a substitute for, GAAP net revenues, income before income taxes, net income attributable to common stockholders and diluted EPS.

2 Mark-to-market on investments represents the net mark-to-market gains (losses) on investments in equity securities that do not qualify for equity method accounting which are measured at fair value, on our U.S. government and municipal securities portfolio, which are typically held to maturity, and on certain other investments, including equity securities taken over by the Company from customers related to losses on margin loans.

3 The income tax effect is estimated using the statutory income tax rates applicable to the Company.